Execution Copy	Contract #204081-2

Amendment Number 2 (“Amendment #2”)

to the

Overture Master Agreement (“Agreement”)

Effective Date January 14, 2004

This Amendment #2 to the Agreement is made effective as of December 1, 2004 (“Amendment #2 Effective Date”) by Overture Services, Inc. (“Overture”) and Viewpoint Corporation. (“Publisher”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Overture and Publisher desire to amend the Agreement as follows:

1.	[***] Deleted. The parties hereby agree to remove the [***] and all related provisions from the Agreement. Accordingly, the following sections and/or language are deleted:
a.

Within the Overture Master Agreement: (i) Section 5.3, (iii) the fifth and sixth sentences in Section 6.3 (starting with “During each month ...” and ending with “... the applicable Monthly Install.”) and (iv) the tenth sentence in Section 6.4 [***];

b.	Exhibit 5 to Overture Master Agreement (Install Delivery Schedule); and
c.	Section 4 (Compensation) of Rider A. Compensation shall be governed by Section 3 below.
2.	Definition of “Toolbar Launch Date”. Section 4 of the Overture Master Agreement is hereby amended by adding the following as the final sentence of Section 4:

The date on which Publisher commences commercial distribution of the Toolbar is referred to in this Agreement as the “Toolbar Launch Date”.

3.

No Use of Yahoo Branding. Other than as permitted by Section 7 of the Terms and Conditions to Overture Master Agreement, the parties hereby agree that Publisher shall not use any Yahoo Brand Features or the Yahoo name without Overture’s prior written consent. Accordingly, the following language is deleted from Section 6.5 of the Overture Master Agreement:

a.	The first sentence; and
b.	the phrase “other than as illustrated in Exhibit 1 to Rider A”.
4.	Compensation. Overture shall pay Publisher for Paid Placement Bidded Clicks in accord with the following:
[***]

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.	Exhibit 1-A to Overture Master Agreement is deleted and replaced with the attached Updated Exhibit 1-A to Overture Master Agreement.
6.	Exhibit 1-C to Overture Master Agreement is deleted and replaced with the attached Updated Exhibit 1-C to Overture Master Agreement.
7.	Exhibit 2 to Overture Master Agreement is deleted and replaced with the attached Updated Exhibit 2 to Overture Master Agreement.
8.	Publisher shall provide notice to users as described in Subsection A(iii)(a) of Updated Exhibit 2 in the form attached as Attachment A to Updated Exhibit 2.
9.	For avoidance of doubt, the parties reaffirm the commitments described in Section 6.4 of the Overture Master Agreement as to the Toolbar [***].

Except as provided above, the terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Agreement to be executed by their duly authorized representatives on the date(s) set forth below.

VIEWPOINT CORPORATION	OVERTURE SERVICES, INC.
By: /s/ Jerry S. Amato	By: /s/ William Demas
Name: Jerry S. Amato	Name: William Demas
Title: CEO	Title: SVP & GM

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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UPDATED EXHIBIT 1-A TO OVERTURE MASTER AGREEMENT

[***]

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

UPDATED EXHIBIT 1-C TO OVERTURE MASTER AGREEMENT

[***]

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

UPDATED EXHIBIT 2 TO OVERTURE MASTER AGREEMENT

A.

Publisher Representations, Warranties and Covenants. Publisher represents, warrants and covenants that the content on the Results Pages where Overture Content is displayed except to the extent provided by Overture, the technology used by Publisher in connection with the Toolbar and the means by which Users access or obtain the Toolbar (collectively, “Publisher Items”): (1) are owned, validly licensed for use by Publisher or in the public domain; (2) do not constitute defamation, libel or obscenity; (3) do not violate any law or regulation; (4) do not infringe, dilute or otherwise violate any copyright, patent, trademark or other similar intellectual property right, or otherwise violate or breach any duty toward, or rights of any person or entity, including without limitation, rights of privacy and publicity; and (5) do not result in any consumer fraud, product liability, breach of contract to which Publisher is a party, or cause injury to any third party. [***]

B.

Termination; Publisher Indemnification. [***] In addition to and without limitation of Publisher’s indemnification obligations under Section 8.2 of the Terms and Conditions, Publisher shall indemnify, defend and hold harmless Overture [***]. Publisher’s Indemnification obligations hereunder will survive the expiration or termination of this Agreement. Overture shall have a right of offset in connection with any Publisher indemnification under this Exhibit 2.

C.	Distribution Consent. [***]
D.	Functionality Modifications. [***]

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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